SCUDDER
New Europe
Fund, Inc.

Annual Report
October 31, 1997

A non-diversified closed-end investment company seeking long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe.

Scudder New Europe Fund, Inc.
================================================================================
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe

Investment characteristics

o emphasis on "Specialized Investments," including equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings of their shares, (iii) government-owned or controlled European companies that are being privatized, (iv) smaller publicly-held European companies, and (v) companies and joint ventures based in Eastern Europe

o    a non-diversified closed-end investment company

o a convenient vehicle for participation in opportunities available in smaller and emerging European markets and that result from the dynamic changes affecting Europe

Contents
================================================================================
In Brief..........................................3
Letter to Shareholders............................3
Investment Summary................................7
Portfolio Summary.................................8
Investment Portfolio..............................9
Financial Statements.............................16
Financial Highlights.............................19
Notes to Financial Statements....................20
Report of Independent Accountants................24
Tax Information..................................25
Stockholder Meeting Results......................26
Other Information................................27
Dividend Reinvestment and
   Cash Purchase Plan............................28
Directors and Officers...........................30


General Information
================================================================================
Executive offices
   Scudder New Europe Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
   First National Bank of Boston
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200
   Telephone: 1-800-426-5523

Custodian
   Brown Brothers Harriman & Co.

Legal Counsel
   Willkie Farr & Gallagher

Independent Accountants
   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- NEF
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Scudder New Europe Fund, Inc.
In Brief
================================================================================
o Scudder New Europe Fund posted a total return based on net asset value of 20.66% over the fiscal year ended October 31, 1997. On the New York Stock Exchange, the Fund's share price stood at $15.50 on October 31,1997 compared to $14.00 one year ago, representing a current discount to the NAV of 22.3%.

o Recent stock market performance has been led by the "peripheral" markets of Spain, Portugal, and Italy, where interest rates continued to converge towards the lower rates of "core" European countries such as Germany and France.

o Nearly a quarter of the Fund is invested in Europe's smallest, emerging markets, including Portugal, Hungary, Poland, Slovenia, Austria, and Turkey. In addition, small companies new to the equity markets contributed to Fund performance over the period.

Letter to Shareholders
================================================================================
Dear Shareholders:

Scudder New Europe Fund posted a total return of 20.66% for the fiscal year ended October 31, 1997. Not surprisingly, the Fund failed to keep pace with the unmanaged MSCI Europe Index, which rose 25.99% for the period, reflecting the stronger relative performance of larger capitalization stocks. Scudder New Europe Fund emphasizes smaller capitalization stocks which generally underperformed the major indices over this time frame. Nevertheless, the Fund's performance over the period was very competitive with that of other funds investing in the broad region. For the three-year period ended October, the Fund's average annual total return of 20.11% exceeded the 18.75% return for the MSCI Europe Index. The Fund also held up well during the last quarter's weakness which saw European markets, and especially emerging European markets, lose ground as concerns over the difficulties of Asian markets infected global equities. The MSCI Europe Index fell l.65% for the quarter ending October 31, 1997, while the Fund managed to post a slightly positive return for the quarter. On the New York Stock Exchange, the Fund's share price stood at $15.50 on October 31,1997 compared to $14.00 one year ago, representing a current discount to the NAV of 22.3%.

Review: Smaller Markets Lead Performance
Favorable interest rates, a strong U.S. dollar (which helps the competitiveness of European exporters) and rising corporate earnings underpinned the upward move of European equities over the last twelve months. Stock market performance was led by the "peripheral" markets of Spain, Portugal, and Italy, where interest rates continued to converge towards the lower rates of "core" European countries such as Germany and France. The Southern European countries benefited from the growing conviction that they would participate in the first wave of European Monetary Union (EMU) set to begin on January 1, 1999. Both Spain and Portugal have put their fiscal houses in order and will comfortably meet the Maastricht criteria. Italy is facing more of a struggle with budget issues, but has demonstrated broad-based commitment to joining EMU in the first round. All three of these southern countries continued to move ahead in the privatization process with great success this year, as domestic investors showed high enthusiasm, oversubscribing many of the issues on offer. The Fund's longer term

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
privatization holdings of Telefonica de Espana, Portugal Telecom, and Telecom Italia turned in outstanding performances ranging from +36% to +95% (in U.S. dollar terms).

At the northern periphery of Europe, Finland stood out in performance this year, jumping 47% in U.S. dollar terms. Nokia, the globally important manufacturer of cellular telecommunications equipment, accounted in large part for this rise, as it constitutes over 40% of the Finnish market and shot up some 90% over the period. The Fund has had a longstanding position in Nokia, and we took some profits in late October as its share price surged to new highs.

Two of the largest European markets, France and Germany, failed to keep pace with many of the smaller markets over the last twelve months. The Fund had reduced representation in both markets over the last year and was underweighted relative to the European indices. France, suffering from an unpopular government, fiscal restraint, high unemployment, and a general lack of confidence was surprised by a snap election in late spring that resulted in a change of government with Socialist Lionel Jospin taking charge as Prime Minister. The new government did not justify the worst fears or fulfill the best hopes of investors. Public confidence rose and the economy began to pick up as Prime Minister Jospin confirmed his support of the euro (the proposed single European currency) and allowed some privatizations to proceed. However, the Socialists disappointed the markets with an increase in corporate taxation and a program to shorten the workweek to 35 hours.

The German market was buoyant earlier in the year, with the DAX index hitting new highs in July, propelled by a rising U.S. dollar, merger activity, corporate restructurings, and the prospect of structural economic reform. But as the year progressed, two critical elements of structural change required in Germany -- pension and tax reform -- stalled in the legislature. In addition, still rising unemployment and falling tax receipts have hindered Germany's efforts to meet the Maastricht criteria. Against this discouraging background, the German equity market began to lose steam. The spreading financial problems of Asian and other emerging markets coupled with the retreat of the U.S. dollar aroused further fears and the German market tumbled nearly 10% in the last quarter. Despite the difficult market background, a number of the Fund's best performing stocks over the past year were German, including SAP (+121%), Pfeiffer Vacuum Technology (+103%), and MLP (+65%).

Strengthening Economies Support European Equities
There are a number of encouraging factors shaping the European investment environment as we look toward 1998. Economic indicators are strengthening, with growth broadening from the smaller peripheral economies and the United Kingdom to the large, lagging economies of France, Italy and Germany. Business and consumer confidence are on the rise. European export growth has been robust for some time, but domestic demand is also picking up now as unemployment is stabilizing and fiscal policies are turning more accommodative. Recent concerns that developments in Asia may cut off the European economic upturn appear overblown at this stage. On an overall basis, Europe's direct exposure is limited, as exports to Asia account for less than 7% of the region's GDP. With stronger domestic economies supported by benign fiscal and monetary policies, Europe should be able to withstand a limited decline in external demand. It is

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
the linkage with the U.S. which is most sensitive. If the U.S. dollar weakens importantly or the U.S. economy grinds to a halt as a result of Asian events, Europe would be adversely impacted.

The next year will be a watershed with the move to EMU proceeding from the decision on participants in the spring of 1998 to implementation on January 1, 1999. It now appears that EMU will be broadly based with 11 members including Spain, Portugal, and Italy. Greece will not make the criteria for the first round, and Denmark and Sweden remain unwilling to participate. The U.K. government under the new leadership of Tony Blair has formally announced that Britain will not join before the next general election but will work to prepare for membership thereafter.

Portfolio Perspectives
Scudder New Europe Fund looks particularly to smaller markets and smaller companies for portfolio holdings. In addition, the Fund seeks opportunity among those companies benefiting from structural change, either through a company's own corporate repositioning or from its exposure to an industry sector benefiting from changes in the European arena.

Nearly a quarter of the Fund is invested in Europe's smallest, emerging markets including Portugal, Hungary, Poland, Slovenia, Austria, and Turkey. We have increased our holdings in Hungary over the last year, adding to existing holding Graboplast (leading producer of home improvement materials), and adding new positions Gedeon Richter (pharmaceuticals), Danubius (hotels), and Pannonplast (plastics manufacturer). The Hungarian market soared this year, reflecting its progress towards a healthier economy, with economic growth picking up from a previously sluggish pace while inflation and the current and trade accounts remained under control. In contrast, the Polish market has not done well, losing over 10% in U.S. dollar terms. While Polish economic growth has remained strong, rising at a rate of well over 5%, high and increasing real interest rates and a growing current account and trade account deficit have troubled the market. The new government seems committed to strict fiscal conduct and increased privatizations which could create a more positive backdrop for the market going forward. Despite an unstable macroeconomic environment, the Turkish market stampeded ahead this year. Migros, a well managed, leading Turkish retailer, was one of the Fund's best performing stocks, with an increase of 82% in value over the last twelve months.

Small companies new to the equity markets have contributed to fund performance. Pfeiffer Vacuum Technology, a German company listed only last year, more than doubled in 1997 through October. In mid-1996 we purchased Qiagen, a Dutch based company which supplies patented consumable products used in biotechnology research. Qiagen has appreciated 66% in the last twelve months. The Spanish market has provided a number of interesting new issues in which we have participated, including Baron de Ley (premium wine producer), Aldeasa (privatized duty free and museum shops), and Telepizza (dominant pizza chain in Spain's nascent fast food industry). And in Austria, the listing of Schoeller-Bleckmann allowed the portfolio to take a position in the leading producer of specialized components used in directional drilling, the fastest growing activity within oil and gas exploration.

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
Europe is home base to a number of emerging global competitors in growing industries. Companies such as SAP -- a longtime Fund holding -- have come to the marketplace in the last decade and been able to achieve global competitive scale independently. Others may find the evolution from family ownership to global leadership requires combination with another entity. Salomon -- a Fund holding for some time -- has taken the second route. Adidas, which the Fund purchased and has held since its initial public offering last year, has acquired Salomon, creating a company with complementary geographic and product strengths now even better positioned to compete as a leader in the global sports equipment and apparel markets.

Positive Outlook for European Equities
We remain optimistic about the prospects for European equity markets. Corporate earnings have been expanding at an impressive rate, often exceeding expectations, and look set to record further strong increases next year. European economic growth is accelerating. Investment spending -- which has lagged in recent years -- is picking up. Still, there are concerns to monitor. The path to the euro may not be a smooth one, and a substantial fall in the U.S. dollar or global deflationary impulses emanating from Asia may disturb markets. Nevertheless, there should be underlying support for healthy equity markets from the mergers and acquisition boom. In addition, the development of a more equity-oriented culture in Europe, with managements newly attuned to shareholder interests and increasing numbers of Europeans interested in investing in equities, suggests a marketplace of increasing opportunities for all investors in Europe.

The emerging economies and stock markets in the newly capitalist countries of Eastern Europe add a further dimension of opportunity which we seek to take advantage of in the Scudder New Europe Fund. While these markets and economies face challenges in their development process, several, including Poland and Hungary, are well-advanced.

Finally, the discount to net asset value at which the Fund trades on the NYSE continues to be discussed in detail at each Board Meeting, as are a range of discount-closing alternatives. Although other funds have tried to close their discounts through one or the other of these techniques, as of this date we have not seen one, other than changing to an open end structure, that has lowered the discount on a sustained basis. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes many smaller and relatively illiquid investments, are best served in a closed-end fund format. The Board is pleased with the Fund's performance on both a NYSE price and net asset value basis over the past year. Moreover, we will continue to convey information on this performance to the brokerage community and analysts who follow closed-end funds.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

SCUDDER NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF October 31, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   -6.42        --         .10         --       -1.65        --
ONE YEAR          11.16     11.16       20.66      20.66       25.99     25.99
THREE YEARS       60.30     17.03       73.27      20.11       67.54     18.75
FIVE YEARS        95.56     14.35      127.69      17.89      134.21     18.54
LIFE OF FUND*     43.62      4.81      100.05       9.41      143.86     12.31

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1990*    1991    1992    1993    1994    1995    1996    1997
                     ----------------------------------------------------------------
NET ASSET VALUE...   $11.01   $10.12  $ 9.12  $10.72  $11.61  $13.24  $16.60  $19.96
INCOME DIVIDENDS..   $   --   $  .47  $  .15  $  .08  $   --  $   --  $  .05  $  .06
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --   $  .20  $  .15  $  .18  $   --  $   --  $   --  $   --
TOTAL RETURN (%)..    -4.68    -1.26   -6.65   21.33    8.30   14.04   25.92   20.66

(a) Total investment return reflects changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) MSCI Europe Index (14)

  * The Fund commenced operations on February 16, 1990. Index comparisons began on February 28, 1990.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER NEW EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF OCTOBER 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
Geographical breakdown of the Fund's equity securities

United Kingdom           16%
Germany                  11%
Italy                    11%
France                   10%
Portugal                  8%
Switzerland               8%
Poland                    7%
Other                    29%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Financial                20%
Consumer Discretionary   12%
Manufacturing            11%
Durables                 10%
Technology                9%
Service Industries        8%
Consumer Staples          7%
Communications            5%
Energy                    5%
Other                    13%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
 1. MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG
    Leading German independent life insurance company
 2. GETRONICS NV
    Dutch provider of computer installation and maintenance services
 3. JERONIMO MARTINS S.A.
    Portuguese food producer and retailer
 4. SERCO GROUP PLC
    Facilities management company in the United Kingdom
 5. COBHAM PLC
    Manufacturer of aerospace components in the United Kingdom
 6. GRABOPLAST RT
    Producer of home improvement materials, artificial leather and book bindings in Hungary
 7. AVIS EUROPE PLC
    Car rental services in the United Kingdom
 8. BALOISE HOLDING LTD.
    Multi-line insurance company in Switzerland
 9. L.M. ERICSSON TELEPHONE CO.
    Leading manufacturer of cellular telephone equipment in Sweden
10. POWERGEN PLC
    Electric utility in the United Kingdom

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio as of October 31, 1997

===============================================================================================
                          Principal                                                     Market
                          Amount($)                                                    Value($)
-----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 8.2%

UNITED STATES
                         26,176,000  Repurchase Agreement with Donaldson,
                                        Lufkin & Jenrette dated 10/31/97 at 5.7%
                                        to be repurchased at $26,188,434 on
                                        11/3/97, collateralized by a $25,852,000
                                        U.S. Treasury Note, 6%, 7/31/02
                                        (Cost $26,176,000) ........................  26,176,000
                                                                                     ----------
-----------------------------------------------------------------------------------------------
COMMON STOCKS 91.8%
                             Shares
                             ------
AUSTRIA 3.1%
                             55,800  Flughafen Wien AG (Operator of terminals
                                        and facilities at Vienna International
                                        Airport) ..................................   2,304,018

                             17,000  Schoeller-Bleckmann Oilfield Equipment AG*
                                        (Manufacturer of components for oil and
                                        gas drilling equipment) ...................   2,010,549

                             15,000  VA Technologie AG (Engineering and
                                        construction company) .....................   2,661,639

                             30,100  VAE Eisenbahnsysteme AG (Manufacturer of
                                        electronic railroad control systems) ......   2,952,075
                                                                                     ----------
                                                                                      9,928,281
                                                                                     ----------
CZECH REPUBLIC 1.1%
                            117,400  Central European Media Enterprises Ltd.
                                        "A"* (Owner and operator of national
                                        and regional private commercial
                                        television stations in central Europe
                                        and Germany) ..............................   3,433,950
                                                                                     ----------
FINLAND 2.5%
                             35,500  Nokia AB Oy "A" (Leading manufacturer of
                                        telecommunications equipment and
                                        cellular telephones) ......................   3,098,162

                             76,000  Pohjola Insurance Co., Ltd. "B" (Insurance
                                        company) ..................................   2,905,468

                             17,700  TT Tieto Oy "B" (Manufacturer of computer
                                        software) .................................   1,982,159
                                                                                     ----------
                                                                                      7,985,789
                                                                                     ----------
FRANCE 9.4%
                             18,100  Accor SA (Catering, hotels, travel
                                        services) .................................   3,370,069

                             10,200  Altran Technologies, SA (Engineering and
                                        consulting services for aerospace,
                                        telecommunications and electronics
                                        fields) ...................................   2,723,183

                             37,000  Bertrand Faure SA (Manufacturer of
                                        automobile seats) .........................   2,232,219

                            107,000  Dassault Systemes S.A. (Computer aided
                                        design, manufacturing and engineering
                                        software products) ........................   3,209,119

                             26,943  Dexia France (Municipal and local
                                        development financing) ....................   2,704,459




    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Porfolio as of October 31, 1997

===============================================================================================
                                                                                        Market
                            Shares                                                     Value($)
-----------------------------------------------------------------------------------------------

                             12,000  Essilor International (Manufacturer of
                                        various types of lenses, eyeglasses,
                                        contact lenses and optical measuring
                                        instruments) ...............................  3,203,745

                             12,800  Le Carbone-Lorraine (Manufacturer of
                                        industrial and technological systems and
                                        components) ................................  3,395,137

                             57,581  Michelin "B" (Leading tire manufacturer) ......  2,953,793

                             38,552  Total SA "B" (International oil and gas
                                        exploration, development and production) ...  4,277,429

                             25,171  Valeo SA (Automobile and truck components
                                        manufacturer) ..............................  1,678,721
                                                                                     ----------
                                                                                     29,747,874
                                                                                     ----------
GERMANY 10.1%

                             26,430  Adidas AG (Manufacturer of sport shoes,
                                        clothing and equipment) ....................  3,824,326

                             31,850  Beta Systems Software AG* (Developer of
                                        processing automation software) ............  3,047,759

                             15,000  Fresenius AG (Manufacturer and distributor
                                        of pharmaceutical and medical systems
                                        products) ..................................  2,296,584

                              1,666  Fresenius AG (pfd.) ...........................    281,161

                             60,600  Marschollek Lautenschlaeger und Partner AG
                                        (pfd) (Leading independent life
                                        insurance company) ......................... 13,882,155

                            130,000  Pfeiffer Vacuum Technology AG (ADR)*
                                        (Manufacturer of various pumps and
                                        vacuum systems) ............................  4,225,000

                             15,000  SAP AG (pfd.) (Computer software
                                        manufacturer) ..............................  4,467,030
                                                                                     ----------
                                                                                     32,024,015
                                                                                     ----------
HUNGARY 4.1%
                             60,000  Danubius Hotel & Spa* (Hotel operator) ........  1,878,419

                             34,550  EGIS Rt (Pharmaceutical company) ..............  1,622,041

                              9,000  EGIS Rt* (EDR) ................................    418,500

                             82,100  Graboplast Rt (Producer of home improvement
                                        materials, artificial leather and book
                                        bindings) ..................................  4,427,922

                             91,000  Graboplast Rt (GDR) ...........................    784,875

                             30,331  Pannonplast Rt (Manufacturer of plastic
                                        products from PVC, polypropylene,
                                        polyethylene and other raw materials) ......  1,666,853

                             23,000  Gedeon Richter Rt  (GDR) (Pharmaceutical
                                        company) ...................................  2,139,000
                                                                                     ----------
                                                                                     12,937,610
                                                                                     ----------


    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio

=======================================================================================================
                                                                                           Market
         Shares                                                                           Value ($)
-------------------------------------------------------------------------------------------------------
ITALY 10.3%

        181,800       Assicurazioni Generali SpA (Life and property insurance
                         company) .....................................................   4,063,260

        310,000       Autogrill SpA* (Operator of highway and self service
                         restaurants and snack bars) ..................................   1,422,321

        266,000       Banca Popolare di Brescia SpA (Cooperative bank) ................   1,994,804

        652,000       Bulgari SpA (Manufacturer and retailer of fine jewelry,
                         luxury watches and perfumes) .................................   3,542,014

        200,000       Gewiss SpA (Manufacturer of electrical components) ..............   3,897,254



        700,000       La Rinascente SpA di Risparmio (Department store chain) .........   2,314,733

         50,000       Luxottica Group SpA (ADR) (Manufacturer and marketer of
                         eyeglasses) ..................................................   3,193,750

        220,000       Mediolanum SpA (Life insurance company) .........................   3,689,401

         78,500       Saes Getters SpA (Manufacturer of getters, refined chemicals
                         used in cathode ray tubes and other monitors) ................   1,402,200

         55,000       Saes Getters SpA di Risparmio ...................................     578,093

        600,000       Saipem SpA (International contractor in oil and gas
                         exploration and drilling, construction of refineries
                         and pipelines) ...............................................   3,367,582

        825,000       Telecom Italia SpA di Risparmio (Telecommunications,
                         electronics, network construction) ...........................   3,332,152
                                                                                         ----------
                                                                                         32,797,564
                                                                                         ----------

     NETHERLANDS 4.2%


        225,348       Getronics NV (Provider of computer installation and
                         maintenance services) ........................................   7,427,400

         60,500       Qiagen NV* (Biopharmaceutical company) ..........................   2,756,531

         25,565       Wolters Kluwer CVA (Publisher) ..................................   3,133,842
                                                                                         ----------
                                                                                         13,317,773
                                                                                         ----------

POLAND 6.3%

        74,000        Agros Holdings S.A. "C"* (Fruit and vegetable processing) .......   1,571,306

       112,990        Amica S.A.*(Manufacturer of home appliances) ....................   2,123,628

       124,200        Bank Rozwoju Eksportu S.A. (Export bank) ........................   2,316,499

        13,900        Bank Slaski S.A. (Bank) .........................................     837,590

       320,000        Bydgoska Fabryka Kabli S.A.* (Manufacturer of cables, wires
                         and insulating materials) ....................................   2,616,930

       102,900        Computerland Poland S.A.* (Provider of computer services
                         and systems) .................................................   1,830,646

        93,400        Debica S.A. "A" (Tire manufacturer) .............................   2,465,653

        29,000        Gorazdze Cement S.A .(Cement producer) ..........................     819,656



    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio

=======================================================================================================
                                                                                           Market
         Shares                                                                           Value ($)
-------------------------------------------------------------------------------------------------------
         10,524      ITI Group S.A. (Telecommunication services) (b) ..................   2,473,140

        107,900      Krosno S.A.* (Manufacturer of wide range of glassware) ...........   1,068,164

         23,700      Kutnowskie Zaklady Farmaceutyczne Polfa S.A. "A" (Producer
                        of pharmaceuticals, veterinary medicines, food components) ....     693,659

         88,000      Zaklady Metali LekkichKety S.A. (Manufacturer of aluminum
                        casting alloys and products) ..................................   1,217,102
                                                                                         ----------
                                                                                         20,033,973
                                                                                         ----------

PORTUGAL 7.4%

        145,000       Banco Comercial Portugues (Bank) ................................   2,951,948

         80,000       Banco Portugues do Investimento (Bank) ..........................   1,799,261

        150,000       Cimentos de Portugal S.A. (Manufacturer of cement, ready
                         mix concrete and aggregates) .................................   3,795,849

        101,999       Jeronimo Martins S.A. (Food producer and retailer) ..............   6,670,392

        110,300       Portugal Telecom S.A. (Telecommunication services) ..............   4,525,530

        162,500       Semapa S.A. (Cement producer) ...................................   3,751,777
                                                                                         ----------
                                                                                         23,494,757
                                                                                         -----------

SLOVENIA 0.3%

        95,000        BTC (GDR) (Property management) .................................     807,500
                                                                                         ----------
SPAIN 5.9%

        17,990        Acerinox, S.A. (Stainless steel producer) .......................   2,687,308

        68,100        Aldeasa S.A. (Operator of airport duty-free shops) ..............   1,411,435

       158,000        Baron de Ley, S.A.* (Wine producer) .............................   2,986,870

        30,000        Compania Telefonica Nacional de Espana S.A.
                         (Telecommunication services) ..................................    818,726

        54,000        Compania Telefonica Nacional de Espana S.A. (ADR) ................  4,441,500

        36,000        Tabacalera, S.A. "A" (Manufactures, sells, imports, and
                         exports tobacco products) .....................................  2,593,524

        56,634        Telepizza, S.A.* (Operator of fast-food pizza restaurants
                         in Spain, Portugal, Poland, Mexico and Chile) .................  3,889,281
                                                                                         ----------
                                                                                         18,828,644
                                                                                         ----------

SWEDEN 2.7%

       108,400        L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                         manufacturer of cellular telephone equipment) ................   4,796,700

        82,100        Skandia Foersaekrings AB (Free) (Financial conglomerate) ........   3,829,648
                                                                                          ---------
                                                                                          8,626,348
                                                                                          ---------

    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio

=======================================================================================================
                                                                                           Market
         Shares                                                                           Value ($)
-------------------------------------------------------------------------------------------------------
SWITZERLAND 7.4%

         11,200       Adecco SA (Bearer) (Personnel and temporary employment
                         company) .....................................................    3,557,967

          2,700       Baloise Holding Ltd. (Registered) (Multi-line insurance
                         company) .....................................................    4,857,224

         16,078       Ciba Specialty Chemical (Registered)* (Manufacturer of
                         chemical products for plastics, coatings, fibers and
                         fabrics) .....................................................    1,578,187

          4,994       Clariant AG (Registered) (Manufacturer of color chemicals) ......    3,839,619

          1,920       Novartis AG (Bearer) (Pharmaceutical company) ...................    3,026,385

            289       Novartis AG (Registered) ........................................      452,439

          4,900       Phoenix Mecano AG (Bearer) (Manufacturer of housings
                         and components for computers) ................................    2,536,051

          5,600       Schweizerische Lebensversicherungs und Rentenanstalt AG
                         (Bearer) (Global life insurance company) .....................    3,789,834
                                                                                          ----------
                                                                                          23,637,706
                                                                                          ----------

TURKEY 0.9%

      2,787,750       Migros Turkey (Retailer) ........................................    2,922,170
                                                                                          ----------
UNITED KINGDOM 14.7%

      1,980,000       Avis Europe PLC (Car rental services) ...........................    4,949,552

        243,000       Brake Brothers PLC (Specialist supplier of frozen foods
                         to the catering industry) ....................................    2,160,710

        396,000       Cobham PLC (Manufacturer of aerospace components) ...............    5,567,415

        270,000       Compass Group PLC (International catering group) ................    2,853,768

        560,000       Hardy Oil & Gas PLC (Oil and gas exploration and
                         development) .................................................    2,903,093

         28,571       Misys (Jersey) Ltd. (Software and hardware computer solutions,
                         support and data services for various industries) ............      710,615

        100,000       Misys PLC .......................................................    2,536,683

        485,000       N Brown Group PLC (Home shopping catalogue retailer) ............    3,161,165

        634,800       Norwich Union PLC* (Multi-line insurance company) ...............    3,621,012

        105,000       PowerGen PLC (ADR) (Electric utility in the United Kingdom) .....    4,725,000

        406,997       Provident Financial PLC (Personal finance group) ................    4,704,623

        475,000       Serco Group PLC (Facilities management company) .................    6,594,411

        205,494       Spirax-Sarco Engineering PLC (Manufacturer of products
                         for control and management of steam and other
                         industrial fluids) ...........................................    2,347,795
                                                                                          ----------
                                                                                          46,835,842
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio

=======================================================================================================
                                                                                           Market
         Shares                                                                           Value ($)
-------------------------------------------------------------------------------------------------------
UNITED STATES 1.4%

         70,000       Autoliv Inc. (Manufacturer of automobile safety bags) ...........    2,760,625

        120,000       Rofin-Sinar Technologies Inc.* (Manufacturer of laser
                         products used for cutting and welding) .......................    1,665,000
                                                                                           ---------
                                                                                           4,425,625
                                                                                           ---------
                      TOTAL COMMON STOCKS (COST $182,825,737)                            291,785,421
                                                                                         -----------

PURCHASED OPTIONS 0.0%

             Principal
              Amount
             ---------
FRANCE

     FRF   196,000,000     Put on French Francs, strike price FRF 6.32, expire
                           2/17/98 (Cost $617,400) ...................................        54,590
                                                                                              ------
----------------------------------------------------------------------------------------------------
                Total Investment Portfolio -- 100.0% (Cost $209,619,137) (a) .........   318,016,011
                                                                                         ===========
----------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $211,594,708. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $106,421,303. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $113,152,656 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,731,353.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,473,140 (0.77% of net assets). These values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $1,999,560. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Investment Portfolio
================================================================================


--------------------------------------------------------------------------------
Transactions in written call options on currencies during the year ended October 31, 1997 were:

                                                  Principal Amount    Premiums
                                                       (000s)        Received($)
                                                  ------------------------------
Outstanding at
    October 31, 1996 ...........................   FRF         --           --
    Contracts written ..........................   FRF    196,000      617,400
    Contracts closed ...........................   FRF         --           --
                                                  ------------------------------
Outstanding at
    October 31, 1997 (strike price FRF 5.983,
       expires 2/17/98) ........................   FRF    196,000      617,400
                                                          =======      =======
Currency Abbreviations
------------------------------------------------
FRF                      French franc






    The accompanying notes are an integral part of the financial statements.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Financial Statements

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $209,619,137) ........    $ 318,016,011
Cash .........................................................              664
Receivables:
  Investments sold ...........................................        6,483,214
  Dividends and interest .....................................           94,513
  Foreign taxes recoverable ..................................          221,444
  Other ......................................................            4,002
                                                                  -------------
       Total assets ..........................................      324,819,848

LIABILITIES
Payables:
  Investments purchased ..............................  $2,313,678
  Written options (premiums received $617,400) .......   1,603,897
  Accrued management fee .............................     319,082
  Other payables and accrued expenses ................     289,798
                                                        ----------
       Total liabilities .....................................        4,526,455
                                                                  -------------
Net assets, at market value ..................................    $ 320,293,393
                                                                  =============

NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income    $    (562,639)
  Unrealized appreciation (depreciation) on:
    Investments ..............................................      108,396,874
    Written options ..........................................         (986,497)
    Foreign currency related transactions ....................           (1,401)
  Accumulated net realized gain ..............................       33,646,492
  Paid-in capital ............................................      179,800,564
                                                                  -------------
Net assets, at market value ..................................    $ 320,293,393
                                                                  =============

NET ASSET VALUE per share ($320,293,393 [devided by]
  16,049,224 shares of common stock issued and outstanding,
  $.01 par value, 100,000,000 shares authorized) .............          $ 19.96
                                                                        =======


    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                       16

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Financial Statements

=======================================================================================================
-------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Dividends (net of foreign taxes withheld of $558,152) ............                     $  3,421,880
    Interest .........................................................                          955,042
                                                                                           ------------
                                                                                              4,376,922
                                                                                           ------------
  Expenses:
    Management fee ...................................................  $  3,490,192
    Custodian and accounting fees ....................................        571,69
    Directors' fees and expenses .....................................       136,245
    Reports to shareholders ..........................................       101,534
    Auditing .........................................................        70,884
    Services to shareholders .........................................        37,001
    Legal ............................................................        23,077
    Other ............................................................        45,604          4,476,233
                                                                        ------------       ------------

  Net investment loss ................................................                          (99,311)
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments ......................................................    38,495,393
    Foreign currency related transactions ............................      (170,090)        38,325,303
                                                                          ----------
  Net unrealized appreciation (depreciation) during the period on:
    Investments ......................................................    17,586,613
    Written options ..................................................      (986,497)
    Foreign currency related transactions ............................       (14,655)        16,585,461
                                                                        ------------       ------------
  Net gain on investment transactions ................................                       54,910,764
                                                                                           ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                     $ 54,811,453
                                                                                           ============


    The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------
                                       17

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Financial Statements

===================================================================================================
---------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED OCTOBER 31,
                                                                        -----------------------
INCREASE (DECREASE) IN NET ASSETS                                       1997               1996
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) .................................    $     (99,311)    $     743,364
  Net realized gain from investment transactions ...............       38,325,303        10,363,364
  Net unrealized appreciation on investment transactions
    during the period ..........................................       16,585,461        43,572,097
                                                                    -------------     -------------

Net increase in net assets resulting from operations ...........       54,811,453        54,678,825
                                                                    -------------     -------------

Distributions to shareholders from net investment income .......         (962,847)         (802,249)
                                                                    -------------     -------------

Net asset value of shares issued to shareholders in reinvestment
  of distributions .............................................           26,057            29,112
                                                                    -------------     -------------

INCREASE IN NET ASSETS .........................................       53,874,663        53,905,688

Net assets at beginning of period ..............................      266,418,730       212,513,042
                                                                    -------------     -------------

NET ASSETS AT END OF PERIOD (including accumulated
  distributions in excess of net investment income of
  $562,639 and undistributed net investment income of
  $605,044, respectively) ......................................    $ 320,293,393     $ 266,418,730
                                                                    =============     =============

OTHER INFORMATION
INCREASE IN FUND SHARES

Shares outstanding at beginning of period ......................       16,047,487        16,044,970
Shares issued to shareholders in reinvestment of
     distributions .............................................            1,737             2,517
                                                                    -------------     -------------
Shares outstanding at end of period ............................       16,049,224        16,047,487
                                                                    =============     =============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       18

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                YEARS ENDED OCTOBER 31,
                                               ----------------------------------------------------------
                                                1997          1993          1994      1995         1996
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ......    $16.60        $13.24        $11.61     $10.72       $9.12
                                               ------        ------        ------     ------      ------
Income from investment operations:
  Net investment income (loss) (a) ........      (.01)          .05           .05        .02         .03
  Net realized and unrealized gain
    on investment transactions ............      3.43          3.36          1.58       0.87        1.83
                                               ------        ------        ------     ------      ------
Total from investment operations ..........      3.42          3.41          1.63       0.89        1.86
                                               ------        ------        ------     ------      ------
Less distributions from:
  Net investment income ...................      (.06)         (.05)           --         --        (.08)

  Net realized gains on investment
    transactions ..........................        --            --            --         --        (.18)
                                               ------        ------        ------     ------      ------
Total distributions .......................      (.06)         (.05)           --         --        (.26)
                                               ------        ------        ------     ------      ------
Net asset value, end of period ............    $19.96        $16.60        $13.24     $11.61      $10.72
                                               ======        ======        ======     ======      ======
Market value, end of period ...............    $15.50        $14.00        $10.25     $ 9.75      $10.25
                                               ======        ======        ======     ======      ======
TOTAL RETURN

Per share market value (%) ................     11.16         37.18          5.13      (4.88)      28.25

Per share net asset value (%) (b) .........     20.66         25.92         14.04       8.30       21.33

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ millions) ....       320           266           213        186         172

Ratio of operating expenses to average
  net assets (%) ..........................      1.49          1.51          1.62       1.67        1.72

Ratio of net investment income (loss) to
  average net assets (%) ..................      (.03)          .31           .39        .20         .33

Portfolio turnover rate (%) ...............      44.7          35.3          32.4       43.2        32.7

Average commission rate paid (c) ..........    $.0453        $.0463            --         --          --

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
--------------------------------------------------------------------------------

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


B. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $125,900,550 and $138,837,881, respectively.

C. RELATED PARTIES

Under the Fund's Investment Advisory, Management and Administration Agreement (te "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, computed and accrued daily and payable monthly. For the year

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

ended October 31, 1997, the fee pursuant to such Management Agreement amounted to $3,490,192 which was equivalent to an annual effective rate of 1.16% of the Fund's average weekly net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $177,738 of which $32,564 is unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For he year ended October 31, 1997, Directors' fees and expenses aggregated $136,245.

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Report of Independent Accountants
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW EUROPE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Europe Fund, Inc., including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Europe Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 19, 1997

[SCUDDER LOGO] Scudder New Europe Fund, Inc.
Tax Information
================================================================================
--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $33,646,492 as a long-term capital gain dividend for the fiscal year ended October 31, 1997.

For its fiscal year ended October 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.08 per share (representing a total of $1,218,313. The total amount of taxes paid by the Fund to such countries was $0.03 per share (representing a total of $558,152.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder New Europe Fund account, please call a Service Representative at 1-617-575-2900.

Scudder New Europe Fund, Inc.
Stockholder Meeting Results
================================================================================
The Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. was held on October 21, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. The following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.)

1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.


                                 Number of Votes:
                                 ----------------

         For               Against             Abstain         Broker Non-Votes*
         ---               -------             -------         -----------------

      10,263,637           515,545             144,858                 0

2.    To elect Directors.


                                                          Number of Votes:
                                                          ----------------

                            Director                For                 Withheld
                            --------                ---                 --------

               Paul Bancroft III                 10,408,792             515,248
               Richard M. Hunt                   10,402,073             521,967
               Daniel Pierce                     10,426,924             497,116

        Continuing Directors:
        ---------------------
         Nicholas Bratt
         Paul J. Elmlinger
         Mary Johnston Evans
         William H. Luers
         Wilson Nolen
         Ladislas O. Rice

3. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                       Number of Votes:
                                       ----------------

                  For                      Against                    Abstain
                  ---                      -------                    -------
               10,723,175                   76,163                    124,702


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder New Europe Fund, Inc.
Other Information
================================================================================
Investment Manager

   The investment manager of Scudder New Europe Fund, Inc. is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities. The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder World Income Opportunities Fund, Inc., Scudder New Asia Fund, Inc., and The First Iberian Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

    We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. The Plan's features are more fully described on page 26.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Participation in the Plan

   If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less

Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Scudder New Europe Fund, Inc.
Directors and Officers
================================================================================
DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

LADISLAS O. RICE
    Director

PAUL J. ELMLINGER*
    Director, Vice President and
    Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JOAN R. GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

THOMAS F. McDONOUGH*
    Vice President and Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.